================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

               PIMCO Commercial Mortgage Securities Trust, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                                                                 [LOGO of PIMCO]

               PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

                           840 NEWPORT CENTER DRIVE
                        NEWPORT BEACH, CALIFORNIA 92660
                                (800) 927-4648

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                APRIL 14, 1997

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of PIMCO Commercial Mortgage Securities Trust, Inc. (the "Fund") will be held at the offices of Pacific Investment Management Company ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, on April 14, 1997 at 2:00 p.m., Pacific time, or at such adjourned time as may be necessary for the holders of a majority of the outstanding shares of the Fund to vote (the "Meeting"), for the following purposes:

    (1) To elect a member to the Board of Directors of the Fund to hold office for the term specified and until his successor is elected and qualifies;

    (2) To ratify the selection of Ernst & Young LLP as independent public accountants of the Fund for its fiscal year ending December 31, 1997; and

    (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

  The Board of Directors has fixed the close of business on March 10, 1997 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof, and only holders of record of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

  You are cordially invited to attend the Meeting. All shareholders are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors,

                                                     Garlin G. Flynn
                                                        Secretary

Newport Beach, California
Dated: March 17, 1997

  PLEASE RESPOND--YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND MAIL THE PROXY IN THE MANNER PROVIDED. IT IS IMPORTANT THAT YOU RETURN YOUR PROXY AS SOON AS POSSIBLE TO ASSURE THAT YOUR PROXY WILL BE VOTED AND TO AVOID ANY ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION.

                                PROXY STATEMENT

               PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

                           840 NEWPORT CENTER DRIVE
                        NEWPORT BEACH, CALIFORNIA 92660
                                (800) 927-4648

                               ----------------

                        ANNUAL MEETING OF SHAREHOLDERS
                                APRIL 14, 1997

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of PIMCO Commercial Mortgage Securities Trust, Inc. (the "Fund"), a Maryland corporation, to be voted at the Annual Meeting of Shareholders of the Fund to be held at 840 Newport Center Drive, Newport Beach, California 92660, on April 14, 1997 at 2:00 p.m., Pacific time, and at any adjournment thereof (the "Meeting"). The approximate mailing date of this Proxy Statement is March 17, 1997. The Fund's Annual Report for the year ended December 31, 1996, including audited financial statements, previously has been sent to shareholders, and is available upon request to the Fund without charge by calling the toll-free number referenced above.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted in favor of Proposals 1 and 2. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund.

  In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the proxy holders will vote proxies which they are entitled to vote FOR any proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any proposal against adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval.

  The Board of Directors has fixed the close of business on March 10, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting (the "Record Date"). Shareholders on the Record Date will be entitled to one vote for each share held. As of the Record Date, the Fund had outstanding 11,007,169 shares of common stock, par value $.001 per share.

                       PROPOSAL 1: ELECTION OF DIRECTOR

  The Fund's Articles of Incorporation provide that the Fund's Board of Directors shall be divided into three classes, as nearly equal in number as possible, which shall be designated as Class I, Class II and Class III. The initial term of the Class III Director expires this year. The current terms of the Class I and Class II Directors will expire in 1998 and 1999, respectively, when their respective successors are elected and qualify. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying for up to two years the replacement of a majority of the Board of Directors. Brent R. Harris, Class III Director, has been nominated for re-election by the Board of Directors to serve another term, which would expire in 2000.

  Mr. Harris (the "Nominee") has indicated an intention to serve if elected and has consented to be named in this Proxy Statement.

  It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the Nominee. The Board of Directors of the Fund knows of no reason why the Nominee will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominee as the Board of Directors may recommend. The Board of Directors recommends that shareholders vote FOR the election of the Nominee to the Fund's Board of Directors.

  The following table sets forth certain information concerning each of the Directors of the Fund; however, only the Nominee is standing for election.

  The Class I Directors are:

                        CLASS I (TERM EXPIRING IN 1998):

                                                                             SHARES OF COMMON
                                                                            STOCK BENEFICIALLY
                                                                              OWNED AND % OF
                           PRINCIPAL OCCUPATION         POSITION(S) WITH    TOTAL OUTSTANDING
NAME, ADDRESS AND AGE     AND OTHER DIRECTORSHIPS           THE FUND          AT 3/10/97(1)
---------------------  ----------------------------  ---------------------  ------------------
Guilford C. Babcock    Associate Professor of        Director (since 7/93)         -0-
Marshall School of     Finance, University of
 Business              Southern California (1968-
University of          present); Trustee, PIMCO
 Southern              Funds (1987-present);
 California            Director, AMCAP Fund (1980-
Los Angeles, CA        present) and Fundamental
90089-1421             Investors Fund (1991-present)
Age: 65                of the Capital Group; and
                       Director, Good Hope Medical
                       Foundation (1980-present).

William J. Popejoy     Chairman, Pac Pro (formerly   Director (since 8/95,         -0-
207 Chatham Court      Western Printing) (1995-      and 7/93-2/95)
Newport Beach, CA      present); Partner, Butler
92660                  Popejoy Group (1992-
Age: 58                present); Trustee, PIMCO
                       Funds (July 1993-February
                       1995 and August 1995-
                       present); formerly Chief
                       Executive Officer, Orange
                       County, California (February
                       1995-August 1995);
                       and Principal, Castine
                       Partners (1989-1992).

  The Class II Directors are:

                       CLASS II (TERM EXPIRING IN 1999):

                                                                             SHARES OF COMMON
                                                                            STOCK BENEFICIALLY
                                                                              OWNED AND % OF
                           PRINCIPAL OCCUPATION         POSITION(S) WITH    TOTAL OUTSTANDING
NAME, ADDRESS AND AGE     AND OTHER DIRECTORSHIPS           THE FUND          AT 3/10/97(1)
---------------------  ----------------------------  ---------------------  ------------------
Thomas P. Kemp         Co-Chairman, U.S. Committee   Director (since 7/93)             -0-
359 San Miguel,        to Assist Russian Reform
 Suite 110             (1992-present); Trustee,
Newport Beach, CA      PIMCO Funds (1987-present);
92660-7807             formerly Director, Union
Age: 66                Financial Corp. (1991-1995);
                       and Senior Consultant,
                       World Cup 1994 Organizing
                       Committee (1990-1994).

Vern O. Curtis         Private Investor (1990-       Director (since 2/95)           7,500
14158 N.W. Bronson     present); Trustee, PIMCO                                    (0.07%)
 Creek Drive           Funds (April 1987-February
Portland, OR           1993 and February 1995-
97229                  present); Director of 8 Real
Age: 62                Estate Investment Trusts
                       affiliated with Public
                       Storage, Inc.; Director,
                       Fresh Choice, Inc. (1996-
                       present); formerly
                       Charitable Work, The Church
                       of Jesus Christ of Latter
                       Day Saints (1992-1995).

  The Class III Director (Nominee) is:

                      CLASS III (TERM EXPIRING IN 2000):

                                                                             SHARES OF COMMON
                                                                            STOCK BENEFICIALLY
                                                                              OWNED AND % OF
                           PRINCIPAL OCCUPATION         POSITION(S) WITH    TOTAL OUTSTANDING
NAME, ADDRESS AND AGE     AND OTHER DIRECTORSHIPS           THE FUND          AT 3/10/97(1)
---------------------  ----------------------------  ---------------------  ------------------
Brent R. Harris*       Managing Director, PIMCO      Chairman of the Board           15,000
840 Newport Center     (1993-present); Director,     and Director (since            (0.14%)
 Drive, Suite 360      Harris Holdings (1992-        6/93)
Newport Beach, CA      present); Director, Harris
92660                  Oil Company (1992-present);
Age: 37                Chairman of the Board and
                       Trustee, PIMCO Funds (1992-
                       present); formerly
                       Principal, Senior Vice
                       President and Vice President
                       of PIMCO (1985-1993).

--------

(1) All shares listed in this table are owned with sole voting and investment power, and in the aggregate represent 0.2% of the total shares outstanding of common stock as of the Record Date. The Fund's Directors and executive officers in the aggregate beneficially own less than 1% of the Fund's common stock.

 * "Interested person" as defined in the Investment Company Act of 1940 ("interested Director"). Mr. Harris is deemed to be an interested Director by reason of his affiliations with PIMCO.

  The Fund has a standing Audit Committee, which reviews the scope of the annual audit conducted by the Fund's independent auditors, the evaluation by such accountants of the accounting procedures followed by the Fund, and compliance by the Fund with regulations of the Securities and Exchange Commission and the Internal Revenue Service, as well as related matters. The Fund's Audit Committee currently is composed of Messrs. Babcock, Curtis, Kemp and Popejoy. During the Fund's fiscal year ended December 31, 1996, the Board of Directors held five meetings (one of which was conducted telephonically), and the Audit Committee held one meeting. The Fund has no nominating committee or other committees. Each Director attended at least 75% of the total number of meetings of the Board and the Committee of which he was a member.

  The following table provides information concerning the compensation of each of the incumbent Directors who are not interested Directors of the Fund for services rendered to the Fund during the year ended December 31, 1996.

                                                             TOTAL COMPENSATION
                                                                    FROM
                                                 AGGREGATE     FUND AND FUND
                                                COMPENSATION     COMPLEX(2)
      NAME                                      FROM FUND(1) PAID TO DIRECTORS
      ----                                      ------------ ------------------
Guilford C. Babcock............................   $10,000         $40,000

Vern O. Curtis.................................   $10,000         $40,000

Thomas P. Kemp.................................   $10,000         $40,000

William J. Popejoy.............................   $10,000         $40,000

--------

(1) During the fiscal year ended December 31, 1996, the Fund paid each unaffiliated Director an annual retainer of $6,000 and $1,000 for each regular Board of Directors meeting attended. At a meeting of the Board of Directors held on February 25, 1997, the Directors approved an additional annual retainer of $500 for the chairman of any committee of the Board, and determined that, effective May 1, 1997, the per meeting fee be set at $1,000 for each regularly scheduled meeting attended in person, and $500 for each such meeting attended telephonically. The Fund may reimburse Directors for out-of-pocket expenses relating to attendance at meetings. The aggregate amount of fees paid and expenses reimbursed to the unaffiliated Directors for the fiscal year ended December 31, 1996 was $40,000.

(2) The Directors also serve as Trustees of the PIMCO Funds, a registered, open-end management investment company. For their services, Messrs. Babcock, Curtis, Kemp and Popejoy, the Trustees who are unaffiliated with PIMCO or its affiliates, receive an annual retainer of $20,000 plus $2,500 for each Board of Trustees meeting attended, plus reimbursement of related expenses. At a meeting of the Board of Trustees held on February 25, 1997, the Trustees approved an increase of the annual retainer paid to each unaffiliated Trustee to $45,000. In addition, effective May 1, 1997, the Board of Trustees approved an annual retainer of $1,500 for the chairman of any committee of the Board, and determined that the per meeting fee be set at $3,000 for each regularly scheduled meeting attended in person, and $500 for each such meeting attended telephonically. For the fiscal year ending March 31, 1997, the unaffiliated Trustees as a group will receive reimbursement of such fees and expenses aggregating $120,000.

  The following table shows the executive officers of the Fund, other than those shown above, their ages, positions with the Fund and principal occupations during the past five years. The executive officers of the Fund are appointed annually by the Board of Directors.

                          POSITION WITH             PRINCIPAL OCCUPATIONS
     NAME AND AGE           THE FUND             DURING THE PAST FIVE YEARS
     ------------         -------------          --------------------------
 R. Wesley Burns      President             Executive Vice President, PIMCO;
  Age 37              (Since 6/93)          formerly Vice President, PIMCO.

 William C. Powers    Senior Vice President Managing Director, PIMCO; formerly
  Age 39              (Since 7/93)          Executive Vice President, PIMCO.

 Benjamin L. Trosky   Senior Vice President Managing Director, PIMCO; formerly
  Age 37              (Since 7/93)          Executive Vice President, PIMCO.

 Dean S. Meiling      Vice President        Managing Director, PIMCO.
  Age 48              (Since 7/93)

 William F. Podlich   Vice President        Managing Director, PIMCO.
  Age 52              (Since 7/93)

 Jeffrey M. Sargent   Vice President,       Vice President and Manager of Fund
  Age 34              formerly Secretary    Shareholder Servicing, PIMCO;
                      (Since 6/93)          formerly Project Specialist, PIMCO.

 William S. Thompson  Vice President        Chief Executive Officer and Managing
  Age 51              (Since 7/93)          Director, PIMCO; formerly Managing
                                            Director, Salomon Brothers, Inc.

 Teresa A. Wagner     Vice President        Vice President and Manager of Fund
  Age 34              (Since 8/95)          Administration, PIMCO; formerly Vice
                                            President, PIMCO Advisors
                                            Institutional Services; and formerly
                                            Finance Director, Pacific Financial
                                            Asset Management Corporation.

 John P. Hardaway     Treasurer             Vice President and Manager of Fund
  Age 39              (Since 6/93)          Operations, PIMCO.

 Garlin G. Flynn      Secretary             Senior Fund Administrator, PIMCO;
  Age 50              (Since 8/95)          formerly Senior Mutual Fund Analyst,
                                            PIMCO Advisors Institutional
                                            Services; and formerly Senior Mutual
                                            Fund Analyst, Pacific Financial
                                            Asset Management Corporation.

 Joseph D. Hattesohl  Assistant Treasurer   Vice President and Manager of Fund
  Age 33              (Since 2/95)          Taxation, PIMCO; formerly Director
                                            of Financial Reporting, Carl I.
                                            Brown & Co.; and formerly Tax
                                            Manager, Price Waterhouse LLP.

 Michael J. Willemsen Assistant Secretary   Shareholder Support Manager, PIMCO;
  Age 37              (Since 2/95)          formerly Shareholder Services
                                            Specialist, PIMCO.

INVESTMENT MANAGER AND ADMINISTRATOR

  PIMCO, 840 Newport Center Drive, Newport Beach, California 92660 has served as the Fund's investment manager since August 27, 1993. PIMCO also serves as administrator to the Fund. PIMCO is a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). A majority interest in PIMCO Advisors is held by PIMCO Partners, G.P., a general partnership between Pacific Investment Management Company, a California corporation and indirect wholly owned subsidiary of Pacific Mutual Life Insurance Company ("Pacific Mutual"), and PIMCO Partners LLC, a limited liability company controlled by the PIMCO Managing Directors.


                 PROPOSAL 2: SELECTION OF INDEPENDENT AUDITORS

  The Board of Directors has selected Ernst & Young LLP as independent auditors to examine the financial statements of the Fund for the fiscal year ending December 31, 1997. Audit services performed by Ernst & Young LLP during the most recent fiscal year included examination of the financial statements of the Fund, review of filings with the Securities and Exchange Commission and preparation of tax returns. The Fund knows of no direct or indirect interest of such firm in the Fund. A representative of Ernst & Young LLP, if requested by any shareholder, will be present at the Meeting and have the opportunity to respond to questions from shareholders.

  The Board of Directors recommends that shareholders vote FOR the ratification of the selection of Ernst & Young LLP as independent auditors.

                                 OTHER MATTERS

  No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

                            ADDITIONAL INFORMATION

EXPENSES

  The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers or agents of the Fund. It is not anticipated that the cost of such supplementary solicitation will exceed $2,000.

QUORUM AND VOTES REQUIRED

  The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions will also be counted for quorum purposes.

  Election of Director (Proposal 1) and ratification of the selection of independent auditors (Proposal 2) will require the affirmative vote of the holders of a majority of the Fund's shares present (or represented by proxy) and voting at the Meeting.

  Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will have the same effect as abstentions in determining whether an issue has received the requisite approval. Where the broker or nominee has no discretion to vote the shares as to one or both proposals before the Meeting, the non-voted shares will be excluded from the pool of shares voted on such issues. Thus, abstentions and non-votes will not be considered votes cast and thus will have no effect on matters requiring approval of a specified percentage of votes cast.

  If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted FOR the election of a Director and FOR the ratification of Ernst & Young LLP as independent auditors of the Fund for the fiscal year ending December 31, 1997.

SHAREHOLDERS' PROPOSALS

  A shareholder's proposal intended to be presented at the Fund's Annual Meeting of Shareholders in 1998 must be received by the Fund on or before November 17, 1997, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

  SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors,

                                                     Garlin G. Flynn
                                                        Secretary

Dated: March 17, 1997

                                     PROXY

               PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

                        ANNUAL MEETING OF SHAREHOLDERS

                                April 14, 1997


        The undersigned hereby appoints Teresa A. Wagner and Garlin G. Flynn, and each of them as Proxies with full power of substitution to vote and act with respect to all shares of the PIMCO Commercial Mortgage Securities Trust, Inc. (the "Fund") held by the undersigned at the Annual Meeting of Shareholders of the Fund to be held at 2:00 p.m., Pacific time, on April 14, 1997, at 840 Newport Center Drive, Newport Beach, California 92660, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, with discretionary power to vote upon such other business as may properly come before the Meeting.

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE FUND. The Board of Directors recommends that you vote FOR the following proposals:
                                            ---

1. To elect the Nominee listed below to serve as a member of the Fund's Board of Directors for the term expiring 2000, and until his successor is elected and qualifies.

        Brent R. Harris

        [_] FOR                 [_] WITHHOLD                    [_] ABSTAIN

2. To ratify the selection of Ernst & Young LLP as independent public accountants of the Fund for its fiscal year ending December 31, 1997.

        [_] FOR                 [_] AGAINST                     [_] ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. Receipt of the Notice of Annual Meeting and
              ---
Proxy Statement is hereby acknowledged.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

----------------------------    ----------------------------    --------------
SIGNATURE                       SIGNATURE (JOINT OWNERS)        DATE

If as attorney, executor, guardian or in some representative capacity, or as an officer of a corporation, please add title as such.